UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2025

Aureus Greenway Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42507	99-0418678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2995 Remington Boulevard Kissimmee, Florida	34744
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 344 4004

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AGH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2025 (the “Approval Date”), the Compensation Committee of the Board of Directors (the “Committee”) of the Aureus Greenway Holdings Inc. (the “Company”), approved the grant to Ching Ping Stephen Cheung, the Director and Chairman of the Board of the Company, under the Company’s 2025 Equity Incentive Plan (the “Plan”) of nonqualified options to purchase 750,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an exercise price per share of $1.00 and 550,000 Common Stocks at an exercise price per share of $1.25 (the “S. Cheung Options”).

Also on the Approval Date, the Committee approved the grant to ChiPing Cheung, the Company’s Chief Executive Officer and Director, Kay Hwa Tang, the then Director, Joshua Tay, the then Director, and Xinyue Jasmine Geffner, the Director, under the Plan of nonqualified options to purchase 60,000, 20,000, 20,000, 20,000 Common Stocks, respectively, at an exercise price per share of $1.25 (the “Management Options”).

Also on the Approval Date, the Committee approved the grant of nonqualified options to purchase a total of 60,000 Common Stock to certain employees and consultants of the Company under the Plan, at an exercise price per share of $1.25 (together with the S. Cheung Options and the Management Options, the “Stock Options”). The Stock Options will be subject to the terms of the Plan and its applicable form of stock option agreement adopted thereunder. The Stock Options shall vest and become exercisable immediately. The grant of Stock Options shall not be effective unless and until the Plan is duly approved by the Company’s stockholders and becomes effective.

On August 13, 2025, certain stockholder holding a majority of the voting power of the aggregate issued and outstanding shares of our voting stock approved the adoption of the Plan, which became effective on September 23, 2025. On September 24, 2025, the Company issued the Stock Options under the Plan.

The foregoing description of the Stock Options do not purport to be complete and are qualified in their entirety by reference to the full text of the form of such agreement, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Form of Stock Option Agreement
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2025

Aureus Greenway Holdings Inc.

By:	/s/ ChiPing Cheung
Name:	ChiPing Cheung
Title:	Chief Executive Officer, President and Director